Supplement dated January 17, 2006 to
                       Prospectuses dated May 1, 2005 for:

                   LEGACY SURVIVORSHIP VARIABLE UNIVERSAL LIFE
                       PINNACLE II VARIABLE UNIVERSAL LIFE
                        PINNACLE VARIABLE UNIVERSAL LIFE
                                       AND
                      COLUMBUS LIFE VARIABLE UNIVERSAL LIFE
                                    issued by
                         COLUMBUS LIFE INSURANCE COMPANY
                                   through its
                               Separate Account 1


                     Notice Regarding Producer Compensation

     Columbus Life Insurance Company ("Columbus Life") may, from time to time, enter into marketing expense agreements with selected broker-dealers that distribute its products. Marketing expense compensation is intended to reimburse the broker-dealer for expenses incurred in marketing Columbus Life variable universal life insurance products. Marketing expense reimbursement, together with commission payments, will not exceed the maximum commission levels disclosed in the Statement of Additional Information.

     Columbus Life may, from time to time, enter into focus sponsor agreements with selected broker-dealers that distribute its products. Focus sponsor fees are intended to defray the broker-dealer's costs of hosting conferences at which Columbus Life variable universal life products are marketed to registered representatives. For example, Columbus Life may contribute to the cost of exhibitor fees, speaker fees, and conference meals.

     Payment of these types of producer compensation may create a conflict of interest in the sale of a Columbus Life variable universal life insurance product.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.